Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of
Entergy Gulf States Louisiana, L.L.C.
Jefferson, Louisiana

We have audited the accompanying balance sheets of Entergy Gulf States Louisiana, L.L.C. (the “Company”) as of December 31, 2014 and 2013, and the related income statements, statements of comprehensive income, statements of cash flows, and statements of changes in equity for each of the three years in the period ended December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Entergy Gulf States Louisiana, L.L.C. as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

New Orleans, Louisiana
February 26, 2015

ENTERGY GULF STATES LOUISIANA, L.L.C.
INCOME STATEMENTS

	For the Years Ended December 31,
	2014	2013	2012
	(In Thousands)

OPERATING REVENUES
Electric	$2,079,236	$1,881,895	$1,606,165
Natural gas	71,690	59,238	48,729
TOTAL	2,150,926	1,941,133	1,654,894

OPERATING EXPENSES
Operation and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	350,765	286,625	194,878
Purchased power	849,165	731,611	562,247
Nuclear refueling outage expenses	21,443	20,345	17,565
Other operation and maintenance	392,398	398,589	361,415
Decommissioning	16,844	15,908	15,024
Taxes other than income taxes	84,178	80,307	76,295
Depreciation and amortization	155,383	150,929	146,673
Other regulatory charges (credits) - net	(12,640)	9,482	31,835
TOTAL	1,857,536	1,693,796	1,405,932

OPERATING INCOME	293,390	247,337	248,962

OTHER INCOME
Allowance for equity funds used during construction	7,433	8,062	8,694
Interest and investment income	40,448	52,953	42,773
Miscellaneous - net	(7,608)	(11,567)	(8,928)
TOTAL	40,273	49,448	42,539

INTEREST EXPENSE
Interest expense	86,705	81,118	83,251
Allowance for borrowed funds used during construction	(4,315)	(2,814)	(3,343)
TOTAL	82,390	78,304	79,908

INCOME BEFORE INCOME TAXES	251,273	218,481	211,593

Income taxes	88,782	56,819	52,616

NET INCOME	162,491	161,662	158,977

Preferred distribution requirements and other	827	825	825

EARNINGS APPLICABLE TO COMMON EQUITY	$161,664	$160,837	$158,152

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2014	2013	2012
	(In Thousands)

Net Income	$162,491	$161,662	$158,977

Other comprehensive income
Pension and other postretirement liabilities
(net of tax expense (benefit) of ($15,777), $34,126, and $8,732)	(25,145)	37,027	4,381
Other comprehensive income	(25,145)	37,027	4,381

Comprehensive Income	$137,346	$198,689	$163,358

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2014	2013	2012
	(In Thousands)
OPERATING ACTIVITIES
Net income	$162,491	$161,662	$158,977
Adjustments to reconcile net income to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	230,795	223,420	214,929
Deferred income taxes, investment tax credits, and non-current taxes accrued	99,404	86,125	92,523
Changes in working capital:
Receivables	31,710	(61,561)	87,089
Fuel inventory	10,348	412	(3,718)
Accounts payable	3,646	24,694	(1,725)
Prepaid taxes and taxes accrued	(2,050)	(43,029)	(86,346)
Interest accrued	1,267	371	(647)
Deferred fuel costs	20,205	(10,573)	(96,230)
Other working capital accounts	22,323	(5,434)	(5,548)
Changes in provisions for estimated losses	69,839	(60,084)	(2,222)
Changes in other regulatory assets	(101,173)	123,254	(73,082)
Changes in pension and other postretirement liabilities	126,889	(140,643)	83,440
Other	(83,143)	136,112	(21,232)
Net cash flow provided by operating activities	592,551	434,726	346,208
INVESTING ACTIVITIES
Construction expenditures	(272,738)	(267,122)	(284,458)
Allowance for equity funds used during construction	7,433	8,062	8,694
Nuclear fuel purchases	(40,319)	(141,176)	(51,610)
Proceeds from sale of nuclear fuel	66,220	19,401	67,632
Investment in affiliates	(66,243)	—	—
Payment to storm reserve escrow account	(68,523)	(29)	(99)
Receipts from storm reserve escrow account	—	65,475	3,364
Proceeds from nuclear decommissioning trust fund sales	173,530	193,792	131,042
Investment in nuclear decommissioning trust funds	(191,402)	(213,122)	(150,601)
Change in money pool receivable - net	759	(1,925)	23,596
Proceeds from the sale of investment	—	—	51,000
Net cash flow used in investing activities	(391,283)	(336,644)	(201,440)
FINANCING ACTIVITIES
Proceeds from the issuance of long-term debt	108,730	69,770	74,251
Retirement of long-term debt	—	(75,000)	(70,840)
Change in money pool payable - net	—	(7,074)	7,074
Changes in credit borrowings - net	(14,800)	14,800	(29,400)
Dividends/distributions paid:
Common equity	(166,901)	(119,900)	(114,200)
Preferred membership interests	(825)	(825)	(825)
Other	19,910	42	13
Net cash flow used in financing activities	(53,886)	(118,187)	(133,927)

Net increase (decrease) in cash and cash equivalents	147,382	(20,105)	10,841
Cash and cash equivalents at beginning of period	15,581	35,686	24,845
Cash and cash equivalents at end of period	$162,963	$15,581	$35,686
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$82,531	$77,882	$80,848
Income taxes	($1,009)	$5,064	$89,191
See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
BALANCE SHEETS
ASSETS

	December 31,
	2014	2013
	(In Thousands)

CURRENT ASSETS
Cash and cash equivalents:
Cash	$53,394	$1,739
Temporary cash investments	109,569	13,842
Total cash and cash equivalents	162,963	15,581
Accounts receivable:
Customer	67,006	69,648
Allowance for doubtful accounts	(625)	(909)
Associated companies	86,966	107,723
Other	18,379	22,945
Accrued unbilled revenues	54,079	58,867
Total accounts receivable	225,805	258,274
Deferred fuel costs	—	9,625
Fuel inventory - at average cost	16,207	26,555
Materials and supplies - at average cost	121,237	122,909
Deferred nuclear refueling outage costs	7,416	25,975
Prepayments and other	45,122	36,698
TOTAL	578,750	495,617

OTHER PROPERTY AND INVESTMENTS
Investment in affiliate preferred membership interests	355,906	289,664
Decommissioning trust funds	637,744	573,744
Non-utility property - at cost (less accumulated depreciation)	193,407	174,134
Storm reserve escrow account	90,061	21,538
Other	14,887	14,145
TOTAL	1,292,005	1,073,225

UTILITY PLANT
Electric	7,600,730	7,400,689
Natural gas	148,586	143,902
Construction work in progress	127,436	105,314
Nuclear fuel	131,901	196,508
TOTAL UTILITY PLANT	8,008,653	7,846,413
Less - accumulated depreciation and amortization	4,176,242	4,071,762
UTILITY PLANT - NET	3,832,411	3,774,651

DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
Regulatory asset for income taxes - net	161,714	165,456
Other regulatory assets	426,381	321,466
Deferred fuel costs	100,124	100,124
Other	12,438	12,049
TOTAL	700,657	599,095

TOTAL ASSETS	$6,403,823	$5,942,588

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
BALANCE SHEETS
LIABILITIES AND EQUITY

	December 31,
	2014	2013
	(In Thousands)

CURRENT LIABILITIES
Currently maturing long-term debt	$31,955	$—
Accounts payable:
Associated companies	102,933	95,853
Other	108,874	103,314
Customer deposits	56,749	51,839
Accumulated deferred income taxes	21,095	36,330
Interest accrued	27,075	25,808
Deferred fuel costs	10,580	—
Other	44,517	43,097
TOTAL	403,778	356,241

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	1,601,032	1,512,547
Accumulated deferred investment tax credits	72,277	75,295
Other regulatory liabilities	176,305	159,429
Decommissioning and asset retirement cost liabilities	446,619	403,084
Accumulated provisions	106,985	37,146
Pension and other postretirement liabilities	401,144	274,315
Long-term debt	1,590,862	1,527,465
Long-term payables - associated companies	26,156	27,900
Other	148,102	108,189
TOTAL	4,569,482	4,125,370

Commitments and Contingencies

EQUITY
Preferred membership interests without sinking fund	10,000	10,000
Member’s equity	1,473,910	1,479,179
Accumulated other comprehensive loss	(53,347)	(28,202)
TOTAL	1,430,563	1,460,977

TOTAL LIABILITIES AND EQUITY	$6,403,823	$5,942,588

See Notes to Financial Statements.

ENTERGY GULF STATES LOUISIANA, L.L.C.
STATEMENTS OF CHANGES IN EQUITY
For the Years Ended December 31, 2014, 2013, and 2012

		Common Equity
	Preferred Membership Interests	Member’s Equity	Accumulated Other Comprehensive Loss	Total
	(In Thousands)

Balance at December 31, 2011	$10,000	$1,393,386	($69,610)	$1,333,776
Net income	—	158,977	—	158,977
Member contribution	—	1,000	—	1,000
Other comprehensive income	—	—	4,381	4,381
Dividends/distributions declared on common equity	—	(114,200)	—	(114,200)
Dividends/distributions declared on preferred membership interests	—	(825)	—	(825)
Other	—	(105)	—	(105)
Balance at December 31, 2012	$10,000	$1,438,233	($65,229)	$1,383,004
Net income	—	161,662	—	161,662
Other comprehensive income	—	—	37,027	37,027
Dividends/distributions declared on common equity	—	(119,900)	—	(119,900)
Dividends/distributions declared on preferred membership interests	—	(825)	—	(825)
Other	—	9	—	9
Balance at December 31, 2013	$10,000	$1,479,179	($28,202)	$1,460,977
Net income	—	162,491	—	162,491
Other comprehensive income	—	—	(25,145)	(25,145)
Dividends/distributions declared on common equity	—	(166,901)	—	(166,901)
Dividends/distributions declared on preferred membership interests	—	(827)	—	(827)
Other	—	(32)	—	(32)
Balance at December 31, 2014	$10,000	$1,473,910	($53,347)	$1,430,563

See Notes to Financial Statements.